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                                                                    EXHIBIT 10.4



                         AMERITRADE HOLDING CORPORATION

                             STOCKHOLDERS AGREEMENT


          THIS AGREEMENT (this "Agreement") is made as of April 2, 2001, between AMERITRADE HOLDING CORPORATION, a Delaware corporation (the "Company"), and the Persons listed on the signature pages attached hereto (each a "Stockholder" and together "Stockholders"). Certain capitalized terms used herein shall have the meanings set forth in Section 3.

          WHEREAS, the Company and some of the Stockholders are parties to an Agreement and Plan of Merger, dated February 13, 2001 (the "Merger Agreement"), and the Company and the other Stockholders are parties to an Interest Purchase Agreement, dated February 13, 2001 (the "Purchase Agreement");

          WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions under the Merger Agreement and the Purchase Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1. Shelf Registration.

          (a) Filing of Registration Statement. The Company shall prepare and, within thirty (30) days after the date hereof, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable, but in any event within one hundred eighty (180) days after the date hereof.

          (b) Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Shelf Registration Statement to be continuously effective in order to permit the prospectus forming part thereof to be usable by the holders of the Registrable Securities for resale of Registrable Securities for a period of two (2) years from the effective time of the Shelf Registration Statement, or such shorter period that will terminate when there are no Registrable Securities outstanding.

          (c) Postponement. Notwithstanding the provisions of Section 1(a) or 1(b), the Company may suspend the use of any prospectus contained in the Shelf Registration Statement for a period not to exceed ninety (90) days in any twelve-month period if the Company reasonably determines based upon the advice of counsel that such use would interfere with any material financing, acquisition, corporate reorganization or other material corporate transaction


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involving the Company, or would require premature disclosure of any material, non-public information. In the event that the Company so postpones the use of any prospectus contained in the Shelf Registration Statement, the Company shall promptly deliver to each holder of Registrable Securities a certificate signed by an executive officer of the Company stating that the Company is postponing such use pursuant to this Section 1(c) and a general statement of the reason for such postponement and an approximation of the anticipated delay. In the event that the Company so suspends the use of any prospectus contained in the Shelf Registration Statement, each seller of Registrable Securities shall discontinue disposition of Registrable Securities covered by the prospectus until the earlier of (i) the date copies of a supplemented or amended prospectus are distributed to such seller, (ii) the date such seller is advised in writing by the Company that the use of the prospectus may be resumed or (iii) the date of the expiration of the ninety-day period set forth in this Section 1(c).

          (d) Registration Procedures. In connection with the Shelf Registration Statement, the Company shall use its best efforts to:

               (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement and (B) a period of two (2) years from the effective time of such registration statement or such shorter period that will terminate when there are no Registrable Securities outstanding;

               (ii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto (including all exhibits thereto), the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus) and such other documents (including documents incorporated therein by reference) as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iii) register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction;



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               (iv) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

               (v) promptly notify each seller of such Registrable Securities in writing (A) when the registration statement and each amendment or supplement thereto is filed and becomes effective, (B) of any request by the Commission for any amendment or supplement to the registration statement, (C) if the Company shall receive notice or obtain knowledge of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the threat or initiation of any proceedings for that purpose and (D) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose;

               (vi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

               (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (viii) make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (ix) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, use its best efforts to promptly obtain the withdrawal of such order.

          (e) Registration Expenses. All expenses incident to the Company's performance of or compliance with this Section 1 shall be borne by the Company, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws,



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printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants and other Persons retained by the Company, the Company's internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system. The Company shall not be responsible for any discounts, commissions, fees or expenses of any underwriters of any offering in connection with Section 1(f) or any fees or disbursements of counsel for any holder of Registrable Securities. In connection with any underwritten offering pursuant to Section 1(f), the Company shall also bear all reasonable fees and disbursements of underwriters' counsel in connection with any blue sky memorandum or survey and the fees and expenses of its independent certified public accountants in connection with any special audits and/or cold comfort letter required or delivered.

          (f)  Underwritten Offering.

               (i) During the term of this Agreement, the holders of at least sixty-seven percent (67%) of the Registrable Securities may request that they sell Registrable Securities pursuant to the Shelf Registration Statement in an underwritten offering by delivering written notice to the Company, which notice shall state the number of Registrable Securities to be disposed of and the intended method of disposition of the Registrable Securities held by such holders; provided, that the Company shall not be required to effect an underwritten registration pursuant to this Section 1(f) unless the holders of Registrable Securities requesting such registration propose to dispose of Registrable Securities having an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $50,000,000. Upon receipt of such a request, the Company shall provide all holders of Registrable Securities written notice of the request, which notice shall inform such holders that they have the opportunity to participate in the offering. To the extent desired by the holders initiating the request, the underwritten offering shall be in the form of a "firm commitment" underwritten offering. In any such underwritten offering, the investment banker(s) and manager(s) that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the Company; provided, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the holders of at least sixty-seven percent (67%) of the Registrable Securities to be included in such offering. The Company shall not be obligated to cooperate with more than one underwritten offering during the term of this Agreement.

               (ii) No holder may participate in any underwritten offering contemplated hereby unless (i) such holder agrees to sell such holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements and (ii) such holder completes, executes and performs under




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     all questionnaires, powers of attorney, custody agreements, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements; provided, that no holder of Registrable Securities shall be required to make any representations or warranties in connection with any underwritten registration other than representations and warranties as to (A) such holder's ownership of the Registrable Securities to be transferred free and clear of all liens, claims and encumbrances, (B) such holder's power and authority to execute and deliver the underwriting and other agreements required to be executed by such holder, (C) such holder's power and authority to transfer the Registrable Securities and (D) such matters pertaining to compliance with securities laws as may be reasonably requested.

               (iii) In connection with any underwritten offering, in addition to the obligations of the Company under Section 1(d), the Company shall use its best efforts to:

                    (A) enter into and perform its obligations under an underwriting agreement in customary form with the investment banker(s) or manager(s) of the offering;

                    (B) furnish an opinion of counsel representing the Company in customary form and a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters; and

                    (C) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that such Persons execute and deliver to the Company confidentiality agreements in customary form.

          (g)  Indemnification.

               (i) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, managers, stockholders, members, partners and each other Person who controls such holder (within the meaning of the Securities Act) (A) against all losses, claims, damages, liabilities and expenses ("Losses") caused by any untrue or alleged untrue statement of material fact contained in the Shelf Registration Statement and any prospectus or preliminary prospectus included therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the



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     statements therein not misleading, (B) against all Losses caused by any violation by the Company of the Securities Act in connection with the Shelf Registration Statement or any prospectus or preliminary prospectus included therein or any amendment thereof or supplement thereto, (C) against all Losses paid in settlement of any claim arising out of or relating to any such untrue statement or omission and (D) against all legal and other expenses reasonably incurred in investigating, preparing or defending against any claim arising out of or relating to any such untrue statement as such expenses are incurred, except insofar as the same are made in reliance upon and in conformity with any information furnished in writing to the Company by such holder of Registrable Securities expressly for use therein or arise from such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto to a purchaser after the Company has furnished such holder of Registrable Securities with a sufficient number of copies of the same. In connection with an underwritten offering pursuant to Section 1(f), the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

               (ii) Each holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with the Shelf Registration Statement and, to the extent permitted by law, will indemnify the Company, its directors, officers, managers, stockholders, members, partners and each other Person who controls the Company (within the meaning of the Securities
     Act) against all Losses (A) resulting from any untrue or alleged untrue statement of material fact contained in the Shelf Registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) against all Losses caused by any violation by such holder of the Securities Act in connection with the Shelf Registration Statement or any prospectus or preliminary prospectus included therein or any amendment thereof or supplement thereto, (C) against all Losses paid in settlement of any claim arising out of or relating to any such untrue statement or omission and (D) against all legal and other expenses reasonably incurred in investigating, preparing or defending against any claim arising out of or relating to any such untrue statement as such expenses are incurred, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing to the Company by such holder; provided, that the obligation to indemnify will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement and will be several, and not joint and several, in proportion to the amount of Registrable Securities sold by such holder.

               (iii) Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (B) unless in such indemnified party's reasonable judgment a



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     conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim (including the right to settle such claim) with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel (other than local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (iv) If the indemnification provided for in this Section 1(g) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statement or omission that resulted in such Losses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1(g)(iv) were determined by pro rata allocation (even if the holders of Registrable Securities or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 1(g)(iv). The amount paid or payable by an indemnified party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by the indemnified party in connection with investigating or, except as provided otherwise in this Section 1(g), defending any such action or claim. Notwithstanding the provisions of this Section 1(g)(iv), no holder of Registrable Securities shall be required to contribute an amount greater than the dollar amount by which the net proceeds to be received by such holder from the sale of such Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such holder has otherwise been required to pay with respect to such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
     Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the holders of Registrable Securities and any underwriters in this Section 1(g)(iv) to contribute shall be several in proportion to the



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     amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

               (v) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, will survive the transfer of securities and will survive any termination of this Agreement.

          (h) Rule 144 Reporting. With a view to making available the benefits of certain rules and regulation of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to use its best efforts to:

               (i) make and keep public information available in compliance with Rule 144(c) promulgated under the Securities Act;

               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act in compliance with Rule 144(c)(i) promulgated under the Securities Act; and

               (iii) so long as a holder owns any Registrable Securities, furnish to such holder upon request, a written statement by the Company as to its compliance with the reporting requirements of the Exchange Act and a copy of the most recent annual or quarterly report of the Company filed under the Exchange Act.

          2.   Restriction On Sales of Shares.

          (a)  Transfer of Shares.

               (i) No Stockholder shall sell, transfer, assign, pledge or otherwise dispose of ("Transfer") any Stockholder Shares held by such Stockholder until the six month anniversary of the date of this Agreement and thereafter each Stockholder shall be entitled to Transfer after each date specified below only the percentage of Stockholder Shares held by such Stockholder set forth opposite such date:



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              ANNIVERSARY DATE OF THIS    PERCENTAGE OF STOCKHOLDER SHARES HELD
                      AGREEMENT                       BY STOCKHOLDER
                      ---------                       --------------
                       6 month                              25%
                      10 month                              50%
                      14 month                              75%
                      18 month                             100%

               (ii) The restrictions contained in this Section 2(a) shall not apply with respect to any Transfer of any Stockholder Shares held by such Stockholder or any of its permitted transferees (i) to an Affiliate of such Stockholder or such permitted transferee, (ii) to another Stockholder or
     (iii) pursuant to applicable laws of descent and distribution or among such Stockholder's or permitted transferee's Family Group; provided, that the restrictions contained in this Section 2 shall continue to be applicable to the Stockholder Shares after any such Transfer; and provided, further, that the transferees of such Stockholder Shares shall have agreed in writing to be bound by the provisions of this Agreement.

          (b) Legend. Each certificate evidencing Stockholder Shares and each certificate issued in exchange for or upon the transfer of any Stockholder Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate (i) have not been registered under the Securities Act of 1933 and may not be sold, transferred, assigned, pledged or otherwise disposed of unless so registered or pursuant to an exemption therefrom and (ii) are subject to restrictions contained in a Stockholders Agreement among the issuer of such securities and certain stockholders. A copy of such Stockholders Agreement will be furnished without charge by the issuer of the securities to the holder hereof upon written request."

          (c) Opinion of Counsel. In connection with any Transfer of any Stockholder Shares, the holder thereof shall deliver written notice to the Company describing in reasonable detail the transaction and, if such Transfer is other than a Transfer permitted under Section 2(a)(ii) or a Transfer made pursuant to the Shelf Registration Statement, an opinion of counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such Transfer of Stockholder Shares may be effected without registration of such Stockholder Shares under the Securities Act. In connection with any sale of Stockholder Shares made pursuant to the Shelf Registration Statement, the Company shall



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provide to its transfer agent an opinion of counsel to permit the legend described above to be removed from the certificate evidencing the Stockholder Shares to be so sold.

          3.   Definitions.

          "Affiliate" means, with respect to any specified Person, (i) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(ii) any stockholder, partner or member of such specified Person and (iii) any beneficiary of such specified Person.

          "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York generally are closed for business.

          "Commission" means the Securities and Exchange Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Family Group" means a Person's spouse, siblings, parents and descendants and any trust or entity solely for the benefit of the Person and/or the Person's spouse, siblings, parents and/or descendants.

          "Person" means any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

          "Registrable Securities" means (i) any Shares issued or issuable pursuant to the Merger Agreement, (ii) any Shares issued or issuable pursuant to the Purchase Agreement, (iii) any other Shares issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they (i) have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(ii) have become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (iii) have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shares" means the Class A Common Stock, par value $0.01 per share, of the Company.

          "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act



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filed by the Company pursuant to Section 1(a), including any prospectus contained herein, any amendment and supplements to such registration statement and all exhibits and material incorporated by reference in such registration statement.

          "Stockholder Shares" means any Shares issued or issuable pursuant to the Merger Agreement, (ii) any Shares issued or issuable pursuant to the Purchase Agreement, (iii) any other Shares issued or issuable with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

          4. Miscellaneous.

          (a) Termination. This Agreement will terminate upon the second anniversary of the date hereof.

          (b) Amendment and Waiver. The provisions of this Agreement may be amended, modified, supplemented or waived but only in a writing signed by the Company and the holders of at least sixty-seven percent (67%) of the Stockholder Shares held by the Stockholders. Each holder of Stockholder Shares shall be bound by any such amendment, modification, supplement or waiver. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other provision.

          (c) Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given, (i) when received if given in person or by courier or a courier service, (ii) on the date of transmission if sent by telex, facsimile or other wire transmission (receipt confirmed) or (iii) three (3) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

               (i)   If to the Company, addressed as follows:

               AMERITRADE HOLDING CORPORATION 4211 South 102nd
               Street Omaha, Nebraska 68127 Attention:
               Phone No.:
               Facsimile No.:

               with a copy to:

               MAYER, BROWN & PLATT
               190 South LaSalle Street
               Chicago, Illinois  60603
               Attention: Carol S. Rivers, Esq.
               Phone No.:  (312) 782-0600
               Facsimile No.:  (312) 701-7711




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               (ii) If to any Stockholder, addressed as set forth on the
     signature pages attached hereto;

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

          (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. In addition, this Agreement may be assigned by any Stockholder in connection with any permitted transfer of Stockholder Shares pursuant to Section 2(a)(ii).

          (f) No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, to the extent provided herein, the Persons set forth in Section 1(g), and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

          (g) Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue that reflects the intentions of the parties.

          (h) Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          (i) Specific Performance. The parties hereto recognize and affirm that money damages may not be an adequate remedy for any breach of the provisions of this Agreement. Accordingly, the parties hereto agree that any party shall have the right to enforce its rights and the obligations of any other party hereto under this Agreement not only by an action or actions for damages, but also by an action or actions for specific performance, injunction and/or other equitable relief in order to enforce or prevent any violations (whether anticipatory, continuing or



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

future) of this Agreement. If a bond is required to be posted in order for any party to secure an injunction, the parties agree that such bond need not exceed the sum of $1,000.

          (j) Enforcement Expenses. In the event of any breach by the Company of any of the provisions of this Agreement, the Company shall pay on demand all expenses (including reasonable fees and expenses of counsel) incurred by any holder of Stockholder Shares in connection with the enforcement by such holder of its rights hereunder.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                          AMERITRADE HOLDING CORPORATION



                                          By: /s/ James M. Ditmore
                                          Name: James M. Ditmore
                                          Title:


                                          FORETRADECAST L PARTNERS, L.P.


                                          By: KCE, L.P.
                                          Its: General Partner


                                          By: KCE Genpar, LLC
                                          Its: General Partner



                                          By: /s/ William P.Hallman, Jr.
                                          Name: William P. Hallman, Jr.
                                          Title: Vice President

                                          201 Main Street
                                          Suite 3200
                                          Ft. Worth, Texas  76102
                                          Attention:  William P. Hallman
                                          Phone No.: 817-338-8346
                                          Facsimile No.: 817-339-7286

                                          FORETRADECAST S PARTNERS, L.P.


                                          By: Carmel Land & Cattle Co., L.P.
                                          Its: General Partner

                                          By: Carmel Genpar, LLC


                                          By: /s/ William P. Hallman, Jr.
                                          Name: William P. Hallman
                                          Title: Vice President

                                          201 Main Street
                                          Suite 3200
                                          Ft. Worth, Texas  76102
                                          Attention:  William P. Hallman
                                          Phone No.: 817-338-8346
                                          Facsimile No.: 817-339-7286

                                          /s/ James F. Howell
                                          James F. Howell, individually
                                                2406 Avalon
                                                Houston, Texas 77019



                                          /s/ Robert L. Earthman, Jr.
                                          Robert L. Earthman, Jr., individually
                                                7630 Del Monte
                                                Houston, Texas 77063



                                          /s/ Manmeet Singh
                                          Manmeet Singh, individually
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056


                                          Howell 2000 Trust


                                          By: /s/ James F. Howell
                                          Name: James F. Howell, Trustee
                                                2406 Avalon
                                                Houston, Texas 77019

                                          Earthman 2000 Trust


                                          By: /s/ Robert L. Earthman, Jr.
                                          Name: Robert L. Earthman, Jr., Trustee
                                                7630 Del Monte
                                                Houston, Texas 77063

                                          HMS 2000 Trust


                                          By: /s/ Manmeet Singh
                                          Name: Manmeet Singh, Trustee
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056




                                          NS 2000 Trust


                                          By: /s/ Manmeet Singh
                                          Name: Manmeet Singh, Trustee
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056




                                          TS 2000 Trust


                                          By: /s/ Manmeet Singh
                                          Name: Manmeet Singh, Trustee
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056

                                          Delta 2000 Trust


                                          By: /s/ Manmeet Singh
                                          Name: Manmeet Singh, Trustee
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056




                                          Omega 2000 Trust


                                          By: /s/ Manmeet Singh
                                          Name: Manmeet Singh, Trustee
                                                c/o TradeCast Ltd.
                                                5555 San Felipe
                                                Suite 525
                                                Houston, Texas 77056





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